UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Item 8.01. Other Events

WestRock Company (“WestRock”, “we” or “us”) is filing this Current Report on Form 8-K to provide revisions to its consolidated financial statements, and the notes thereto for the three years ended September 30, 2018 and other related disclosures in order to (i) reclassify our segment disclosures to reflect the new alignment, which took effect in the first quarter of fiscal 2019, of our reportable segments to move our merchandising displays operations from our Consumer Packaging segment to our Corrugated Packaging segment and to allocate certain previously non-allocated costs and certain pension and other postretirement non-service income (expense) to our reportable segments, (ii) account for the October 1, 2018 retrospective adoption of certain accounting standards for all periods therein, including, but not limited to, Accounting Standard Update (“ASU”) 2017-07 “Compensation: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost”, ASU 2016-15 “Classification of Certain Cash Receipts and Cash Payments” and ASU 2016-18 “Restricted Cash”, and (iii) account for changes in our Rule 3-10 of Regulation S-X disclosures as outlined in “Note 24. Selected Condensed Consolidating Financial Statements of Parent, Issuer, Guarantors and Non-Guarantors”. The consolidated financial statements for the three years ended September 30, 2018 and the notes thereto initially were filed pursuant to Part II, Item 8, and Part IV, Item 15, of WestRock’s Annual Report on Form 10-K for the year ended September 30, 2018, which was filed on November 16, 2018 (the “2018 Form 10-K”). Those financials statements and the related notes were subsequently filed on January 16, 2019 as part of a Current Report on Form 8-K (the “January 2019 Form 8-K”) that included the condensed consolidating financial information of WestRock specified by Rule 3-10 of Regulation S-X as Note 24 to such financial statements.

Certain disclosures in Part I, Item 1 (Business) and Item 2 (Properties), Part II, Item 6 (Selected Financial Data) and Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of the 2018 Form 10-K as well as the consolidated financial statements and the notes thereto, and the Report of Independent Registered Public Accounting Firm on the Company’s consolidated financial statements are set forth in Exhibit 99.1 to this Current Report on Form 8-K and replace and supersede the corresponding disclosures, financial statements and report in the 2018 Form 10-K and the January 2019 Form 8-K. Other than the change in reportable segment alignment (and related changes to Management Discussion and Analysis of Financial Condition and Results of Operations), the retrospective adoption of certain accounting standards as outlined in “Note 1 Description of Business and Summary of Significant Accounting Policies” and the Report of Independent Registered Public Accounting Firm, and revisions to the condensed consolidating financial information of WestRock specified by Rule 3-10 of Regulation S-X, no other changes to the 2018 Form 10-K have been made, including to any forward looking statements that were contained in the 2018 Form 10-K.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.Description

23	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm.
99.1	Consolidated Financial Statements and Supplementary Data for the three years ended September 30, 2018.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: May 9, 2019	By:	/s/ Robert B. McIntosh
Robert B. McIntosh Executive Vice-President, General Counsel and Secretary